HIBERNIA FUNDS

Supplement to Prospectus


The fourth, fifth and sixth paragraphs under "Redeeming Shares - By Telephone" on page 40 of your prospectus are hereby deleted and replaced in their entirety by the following:

         "With respect to the Money Market Funds, redemption requests must be transmitted to the appropriate Fund before 2:00 p.m. (Central Standard
         Time) in order for shares to be redeemed at that day's net asset value. HISI or the broker/dealer is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. Registered broker/dealers may charge customary fees and commissions for this service.

         For calls received before 2:00 p.m. (Central Standard Time), proceeds will normally be wired the same day to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve Wire System or a check will be sent to the address of record. For calls received after 2:00 p.m. (Central Standard Time), proceeds will normally be wired the following business day. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. In no event will proceeds be wired more than five days after a proper request for redemption has been received.

         A daily dividend will be paid on shares of the Money Market Funds redeemed if the redemption request is received after 2:00 p.m. (Central Standard Time). However, the proceeds are normally not wired until the following business day. Redemption requests received before 2:00 p.m. (Central Standard Time) will normally be paid the same day but will not be entitled to that day's dividend. If at any time, the Money Market Funds shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified."

Please be advised that effective May 24, 1999, the Funds' adviser, Hibernia National Bank, announced that the Hibernia Cash Reserve Fund, Hibernia U.S. Government Income Fund and Hibernia U.S. Treasury Money Market Fund will be managed by a committee of investment professionals from Hibernia National Bank.

Accordingly, the sixth paragraph under the section entitled "Adviser's Background" on page 28 of your prospectus is hereby deleted and replaced it in its entirety by the following:

     "The Cash Reserve Fund, U.S. Government Income Fund and the U.S. Treasury Money Market Fund are managed by a committee of investment professionals from Hibernia National Bank."




                                                                    June 1, 1999






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Federated Investors
Federated Securities Corp., Distributor

Cusip 428661888
Cusip 428661300
Cusip 428661409
Cusip 428661870
G01034-10 (6/99)